                    AMERICAN HONDA FINANCE CORPORATION
           SERVICER'S Certificate - Honda Auto Lease Trust 1999-A
              Distribution Date of September 15, 1999 for the
            Collection Period of July 1 through August 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate New Investment Value (ANIV)                                           3,300,158,606.28
Servicer Advance                                                                               -
Servicer Payahead                                                                   7,383,934.30
Number of Contracts                                                                      172,598
Weighted Average Lease Rate (Discounted)                                                   9.05%
Weighted Average Lease Rate                                                                6.29%
Weighted Average Remaining Term                                                           30.48%
Servicing Fee Percentage (annual)                                                          1.00%


POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                  3,222,450,355.83
Number of Current Contracts                                                              171,548
Weighted Average Lease Rate (Discounted)                                                   9.04%
Weighted Average Lease Rate                                                                6.29%
Weighted Average Remaining Term                                                            28.50
------------------------------------------------------------------------------------------------

RESERVE FUND:
Initial Deposit Amount                                                            115,274,540.12
 Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                  5.50%
 Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)             181,145,705.90
 Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)                   6.50%
 Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)          214,081,288.79

Beginning Balance                                                                 115,274,540.12
Net Investment Income Retained                                                        772,034.93
Excess Reserve Amount Release                                                                  -
Deposit Amount                                                                     14,580,564.00
Withdrawal Amount                                                                              -
Ending Balance                                                                    130,627,139.05
Specified Reserve Fund Balance                                                    181,145,705.90
Net Investment Income                                                                 772,034.93
Cumulative Withdrawal Amount                                                                   -
------------------------------------------------------------------------------------------------


CREDIT LOSSES:                                                Vehicle Count            Amount
                                                              -------------            ------
 Contracts Charged-off During the Collection Period                 171
 Discounted Principal Balance                                                       3,095,423.10
 Net Liquidation Proceeds for the Collection Period                                (3,096,982.78)
 Recoveries - Previously Charged-off Contracts                                                 -

     Aggregate Credit Losses for the Collection Period                                 (1,559.68)

 Repossessions for the Collection Period                                                      84
 Cumulative Credit Losses for all Periods                                              (1,559.68)

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
 FOR EACH COLLECTION PERIOD:
 Second Preceding Collection Period                                                        0.00%
 First Preceding Collection Period                                                         0.00%
 Current Collection Period                                                                 0.00%

TEST (i) (CHARGE-OFF RATE TEST)
-------------------------------
Three Month Average                                                                        0.00%
Charge-off Rate Test (Test satisfied if < = 1.5%)                                    Test Satisfied
----------------------------------------------------------------------------------------------------


                                                                                                         DISCOUNTED
DELINQUENT CONTRACTS:                                  PERCENT          ACCOUNTS         PERCENT       PRINCIPAL BALANCE
                                                      -------          --------         -------       -----------------
31-60 Days Delinquent                                  0.34%              589             0.34%       11,043,216.62
61-90 Days Delinquent                                  0.08%              131             0.08%        2,505,660.41
Over 90 Days Delinquent                                0.01%               23             0.01%          421,592.03
Total Delinquencies                                                       743                         13,970,469.06


RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

 Second Preceding Collection Period                                                                        0.00%
 First Preceding Collection Period                                                                         0.00%
 Current Collection Period                                                                                 0.09%

TEST (ii) (DELINQUENCY RATE TEST)
--------------------------------
Three Month Average                                                                                         0.03%
Delinquency Rate Test (Test satisfied if < = 1.5%)                                                     Test Satisfied
-----------------------------------------------------------------------------------------------------------------------


RESIDUAL VALUE (GAIN) LOSS:                                               Vehicles
                                                                          --------
Matured Lease Vehicle Inventory Sold                                         3                             35,193.94
Net Liquidation Proceeds                                                                                  (36,232.70)
Net Residual Value (Gain) Loss                                                                             (1,038.76)
Cumulative Residual Value (Gain) Loss all periods                                                          (1,038.76)

                                                                                         AVERAGE            AVERAGE
MATURED VEHICLES SOLD FOR                         NUMBER     SCHEDULED      SALE     NET LIQUIDATION       RESIDUAL
EACH COLLECTION PERIOD:                            SOLD      MATURITIES     RATIO       PROCEEDS             VALUE
                                                  ------     ----------     -----    ---------------       --------
Second Preceding Collection Period                    0          0           0.00%              -
First Preceding Collection Period                     0          0           0.00%              -
Current Collection Period                             3          3         100.00%       12,077.57         11,731.32
Three Month Average                                                                       4,025.86          3,910.44
                                                                                                           ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                               102.95%
-----------------------------------------------------------------------------------------------------------------------
                                                                                         CURRENT PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                                          AMOUNT/RATIO     TEST MET?
-------------------------------                                                           ------------     ---------
a) Number of Vehicles sold > 45% of Scheduled Maturities and >=500 Scheduled Maturities     100.00%            Yes

b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average Residual Values         102.95%            Yes
Residual Value Test (Test satisfied if tests a and b = Yes)                                              Test Satisfied
-----------------------------------------------------------------------------------------------------------------------

SERVICER'S FEE DUE:                                                     AMOUNT
                                                                        ------
Prior Cumulative Servicer's Fee Shortfall                                        -
Servicer's Fee Due This Collection Period                             5,500,264.34
Servicer's Fee Paid                                                   5,500,264.34

Current Cumulative Servicer's Fee Shortfall                                      -
-----------------------------------------------------------------------------------------------------------------------



ADVANCES AND PAYAHEADS:                                                   AMOUNT
                                                                          ------
ADVANCES
Prior Outstanding Servicer Advances                                              -
Net Advance/(Recovery) This Period                                      480,953.13
Nonrecoverable Prior Advances                                                    -
Current Outstanding Servicer Advances                                   480,953.13
PAYAHEAD ACCOUNT
Prior Outstanding Payahead Balance                                    7,383,934.30
Net Allocation/(Collections) of Advanced Payments This Period          (678,556.04)
Current Outstanding Payahead Balance                                  8,062,490.34
-----------------------------------------------------------------------------------------------------------------------

                                                                                   Securities        Class A1      Class A2
                                                                    Total        Balance (99.8%)      Balance       Balance
                                                                    -----        ---------------     ---------     --------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                  44,606,933.12      44,517,719.25

 Interest Related To Prepayments in Full                            477,504.92         476,549.91
 Interest Related to Full Term and Over Term Payoffs                  9,449.00           9,430.10
 Interest Related to Reallocation Payments                            1,758.27           1,754.75
 Excess Liquidation Proceeds                                          2,598.44           2,593.24
      Available Interest                                         45,098,243.75      45,008,047.26

PRINCIPAL
 Scheduled Principal Collections                                 58,335,954.15      58,219,282.24
 Prepayments in Full                                             14,971,447.00      14,941,504.11
 Full Term and Over Term Payoffs                                    427,724.86         426,869.41
 Reallocation Payment                                               842,507.40         840,822.39
 Net Liquidation Proceeds                                         3,130,617.04       3,124,355.81
 Recoveries                                                                  -                  -
     Available Principal                                         77,708,250.45      77,552,833.95

WITHDRAWAL FROM RESERVE FUND                                                 -
TOTAL OF SOURCES FOR DISTRIBUTION                               122,806,494.20

DISTRIBUTIONS:
INTEREST
 Transferor Interest                                                 79,195.96
 Capped Trustee Fees                                                         -                  -
 Class A Interest                                                23,795,502.78      23,795,502.78    2,758,800.00   2,820,000.00
 Class A Interest Carryover Shortfalls                                       -                  -               -              -
 Class B Interest                                                   560,816.67         560,816.67
 Class B Interest Carryover shortfalls                                       -                  -
 Class C Interest                                                   581,900.00         581,900.00
 Class C Interest Carryover Shortfalls                                       -                  -
 Capped Contingent and Excess Liability Premiums                             -                  -
 Capped Origination Trust Administrative Expenses                            -                  -
 Other Capped Trustee Fees                                                   -                  -
 Servicer's Fee                                                   5,500,264.34       5,489,263.82
 Unpaid Servicer's Fees Related to Prior Collection Periods                  -
 Reserve Fund Deposit                                            14,580,564.00      14,580,564.00
 Certificate Interest                                                        -                  -
 Certificate Interest Carryover Shortfall                                    -                  -
 Class A Covered Loss Amount                                                 -                  -               -              -
 Class A Note Principal Loss Amount/Class A Note Principal
 Carryover Shortfall                                                         -                  -                              -
 Class B Covered and Uncovered Loss Amount                                   -                  -
 Class C Covered and Uncovered Loss Amount                                   -                  -
 Class B Note Principal Loss Carryover Shortfall                             -                  -
 Class C Note Principal Loss Carryover Shortfall                             -                  -
 Class B Note Interest on Principal Loss Carryover Shortfall                 -                  -
 Class C Note Interest on Principal Loss Carryover Shortfall                 -                  -
 Certificate Principal Loss Amount/Certificate Principal                     -                  -
 Carryover Shortfall                                                         -                  -
 Uncapped Administrative Expenses (paid to the Trustees)                     -                  -
 Excess Interest to Transferor                                               -                  -
       TOTAL DISTRIBUTIONS OF INTEREST                           45,098,243.75      45,008,047.26     2,758,800.00   2,820,000.00

PRINCIPAL
 Transferor Principal                                               155,416.50
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes           77,552,833.95      77,552,833.95    77,552,833.95              -
 Principal Distribution to A-5, B and C Notes                                -                  -
 Principal Distribution to Certificates                                      -                  -
       TOTAL DISTRIBUTIONS OF PRINCIPAL                          77,708,250.45      77,552,833.95    77,552,833.95              -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                              -                 -             -
 Current Period Increase (Decrease)                                                  1,891,688.91                 -             -
 Ending Balance                                                                      1,891,688.91                 -             -
NOTE/CERTIFICATE INTEREST LOSS AMOUNT
 Beginning Balance                                                           -                  -                 -             -
 Current Period Increase (Decrease)                                          -                  -                 -             -
 Ending Balance                                                              -                  -                 -             -
----------------------------------------------------------------------------------------------------------------------------------

                                                                   Class A3         Class A4         Class A5      Class B
                                                                    Balance          Balance         Balance       Balance
                                                                    -----           ---------        ---------     -------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections

 Interest Related To Prepayments in Full
 Interest Related to Full Term and Over Term Payoffs
 Interest Related to Reallocation Payments
 Excess Liquidation Proceeds
      Available Interest

PRINCIPAL
 Scheduled Principal Collections
 Prepayments in Full
 Full Term and Over Term Payoffs
 Reallocation Payment
 Net Liquidation Proceeds
 Recoveries
     Available Principal

WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
 Transferor Interest
 Capped Trustee Fees
 Class A Interest                                                 3,117,777.78       8,241,666.67    6,857,258.33
 Class A Interest Carryover Shortfalls                                       -                  -               -
 Class B Interest                                                                                                     560,816.67
 Class B Interest Carryover shortfalls                                                                                         -
 Class C Interest
 Class C Interest Carryover Shortfalls
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee
 Unpaid Servicer's Fees Related to Prior Collection Periods
 Reserve Fund Deposit
 Certificate Interest
 Certificate Interest Carryover Shortfall
 Class A Covered Loss Amount                                                -                 -                -
 Class A Note Principal Loss Amount/Class A Note Principal
 Carryover Shortfall                                                        -
 Class B Covered and Uncovered Loss Amount                                                                                    -
 Class C Covered and Uncovered Loss Amount
 Class B Note Principal Loss Carryover Shortfall                                                                              -
 Class C Note Principal Loss Carryover Shortfall
 Class B Note Interest on Principal Loss Carryover Shortfall                                                                  -
 Class C Note Interest on Principal Loss Carryover Shortfall
 Certificate Principal Loss Amount/Certificate Principal
 Carryover Shortfall
 Uncapped Administrative Expenses (paid to the Trustees)
 Excess Interest to Transferor
       TOTAL DISTRIBUTIONS OF INTEREST                            3,117,777.78       8,241,666.67     6,857,258.33    560,816.67

PRINCIPAL
 Transferor Principal
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes                       -                  -
 Principal Distribution to A-5, B and C Notes                                                                    -             -
 Principal Distribution to Certificates
       TOTAL DISTRIBUTIONS OF PRINCIPAL                                      -                  -                -             -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                           -                  -                -             -
 Current Period Increase (Decrease)                                          -                  -                -             -
 Ending Balance                                                              -                  -                -             -
NOTE/CERTIFICATE INTEREST LOSS AMOUNT
 Beginning Balance                                                           -                  -                -             -
 Current Period Increase (Decrease)                                          -                  -                -             -
 Ending Balance                                                              -                  -                -             -
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Class C         Certificate     Transferor Interest
                                                                  Balance           Balance            Balance
                                                                  -------          ----------      --------------------



COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                                                         89,213.87

 Interest Related To Prepayments in Full                                                                   955.01
 Interest Related to Full Term and Over Term Payoffs                                                        18.90
 Interest Related to Reallocation Payments                                                                   3.52
 Excess Liquidation Proceeds                                                                                 5.20
      Available Interest                                                                                90,196.49

PRINCIPAL
 Scheduled Principal Collections                                                                       116,671.91
 Prepayments in Full                                                                                    29,942.89
 Full Term and Over Term Payoffs                                                                           855.45
 Reallocation Payment                                                                                    1,685.01
 Net Liquidation Proceeds                                                                                6,261.23
 Recoveries                                                                                                     -
     Available Principal                                                                               155,416.50

WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
 Transferor Interest                                                                                    79,195.96
 Capped Trustee Fees
 Class A Interest
 Class A Interest Carryover Shortfalls
 Class B Interest
 Class B Interest Carryover shortfalls
 Class C Interest                                                 581,900.00
 Class C Interest Carryover Shortfalls                                    -
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee                                                                                         11,000.53
 Unpaid Servicer's Fees Related to Prior Collection Periods                                                     -
 Reserve Fund Deposit
 Certificate Interest                                                                          -
 Certificate Interest Carryover Shortfall                                                      -
 Class A Covered Loss Amount
 Class A Note Principal Loss Amount/Class A Note Principal
 Carryover Shortfall
 Class B Covered and Uncovered Loss Amount
 Class C Covered and Uncovered Loss Amount                                 -
 Class B Note Principal Loss Carryover Shortfall
 Class C Note Principal Loss Carryover Shortfall                           -
 Class B Note Interest on Principal Loss Carryover Shortfall
 Class C Note Interest on Principal Loss Carryover Shortfall               -
 Certificate Principal Loss Amount/Certificate Principal
 Carryover Shortfall                                                                           -
 Uncapped Administrative Expenses (paid to the Trustees)
 Excess Interest to Transferor                                                                                  -
       TOTAL DISTRIBUTIONS OF INTEREST                            581,900.00                   -        90,196.49

PRINCIPAL
 Transferor Principal                                                                                  155,416.50
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes
 Principal Distribution to A-5, B and C Notes                            -
 Principal Distribution to Certificates                                                        -
       TOTAL DISTRIBUTIONS OF PRINCIPAL                                  -                     -       155,416.50

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                       -                     -
 Current Period Increase (Decrease)                                      -          1,891,688.91
 Ending Balance                                                          -          1,891,688.91
NOTE/CERTIFICATE INTEREST LOSS AMOUNT
 Beginning Balance                                                       -                 -                    -
 Current Period Increase (Decrease)                                      -                 -                    -
 Ending Balance                                                          -                 -                    -


---------------------------------------------------------------------------------------------------------------------------------
                                                                    Securities               Class A1               Class A2
                                                    Total         Balance (99.8%)            Balance                Balance
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTHEHOLDERS AND
CERTIFICATE HOLDERS:
  Interest Distributions                        45,098,243.75      45,008,047.26            2,758,800.00          2,820,000.00
  Principal Distributions                       77,708,250.45      77,552,833.95           77,552,833.95                  -
      Total Distributions                      122,806,494.20     122,560,881.21           80,311,633.95          2,820,000.00

ORIGINAL DEAL PARAMETER
-----------------------
  Agregate Net Investment Value (ANIV)       3,300,158,606.28
  Initial Note/Certificate Balance                              3,293,558,289.00          380,000,000.00        360,000,000.00
  Percent of ANIV                                                   99.80%                   11.51%                10.91%
  Class Allocation Percentage                                                                12.89%                12.22%
  Note/Certificate Factor                                                                     1.00                  1.00
  Note/Certificate Rate                                                                      5.445%                5.875%
  Servicer Advance                               7,383,934.30
  Servicer Payahead                                172,598
  Number of Contracts                                6.29%
  Weighted Average Lease Rate                        9.05%
  Weighted Average Lease Rate (Discounted)          30.48%
  Weighted Average Remaining Term                    1.00%
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)      3,300,158,606.28
  Note/Certificate Balance                                      3,293,558,289.00          380,000,000.00        360,000,000.00
  Percent of ANIV                                                   99.80%                   11.51%                10.91%
  Class Allocation Percentage                                                                12.89%                12.22%
  Note/Certificate Factor                                                                     1.00                  1.00
  Servicer Advance                               7,383,934.30
  Servicer Payahead                                172,598
  Number of Contracts                                6.29%
  Weighted Average Lease Rate                        9.05%
  Weighted Average Lease Rate (Discounted)          30.48%
  Weighted Average Remaining Term                    1.00%
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                                        0                     0

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)      3,222,450,355.83
  Note/Certificate Balance                                      3,216,005,455.05          302,447,166.05        360,000,000.00
  Percent of ANIV                                                   99.80%                    9.39%                11.17%
  Class Allocation Percentage                                                                10.54%                12.55%
  Note/Certificate Factor                                                                     0.80                  1.00
  Servicer Advance                                (480,953.13)
  Servicer Payahead                              8,062,490.34
  Number of Contracts                              171,548
  Weighted Average Lease Rate                        6.29%
  Weighted Average Lease Rate (Discounted)           9.04%
  Weighted Average Remaining Term                   28.50%
  Servicing Fee Percentage                           1.00%
  Number of Days in the Accrual Period                                                       48                    48


---------------------------------------------------------------------------------------------------------------------
                                                       Class A3               Class A4               Class A5
                                                       Balance                Balance                Balance
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTHEHOLDERS AND
CERTIFICATE HOLDERS:
  Interest Distributions                             3,117,777.78           8,241,666.67           6,857,258.33
  Principal Distributions                                    -                      -                      -
      Total Distributions                            3,117,777.78           8,241,666.67           6,857,258.33

ORIGINAL DEAL PARAMETER
-----------------------
  Agregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                 400,000,000.00       1,000,000,000.00         807,000,000.00
  Percent of ANIV                                     12.12%                30.30%                  24.45%
  Class Allocation Percentage                         13.57%                33.93%                  27.38%
  Note/Certificate Factor                              1.00                  1.00                    1.00
  Note/Certificate Rate                               6.100%                6.450%                  6.650%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                         400,000,000.00       1,000,000,000.00         807,000,000.00
  Percent of ANIV                                     12.12%                30.30%                  24.45%
  Class Allocation Percentage                         13.57%                33.93%                  27.38%
  Note/Certificate Factor                              1.00                  1.00                    1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                 0                     0                       0

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                         400,000,000.00       1,000,000,000.00         807,000,000.00
  Percent of ANIV                                     12.41%                31.03%                  25.04%
  Class Allocation Percentage                         13.94%                34.85%                  28.12%
  Note/Certificate Factor                              1.00                  1.00                    1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                46                    46                      46


----------------------------------------------------------------------------------------------------------------------------------
                                                   Class B             Class C           Certificate           Transferor Interest
                                                   Balance             Balance             Balance                   Balance
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTHEHOLDERS AND
CERTIFICATE HOLDERS:
  Interest Distributions                          560,816.67          581,900.00                   -                   90,196.49
  Principal Distributions                               -                   -                      -                  155,416.50
      Total Distributions                         560,816.67          581,900.00                   -                  245,612.99

ORIGINAL DEAL PARAMETER
-----------------------
  Agregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance             66,000,000.00       66,000,000.00         214,558,289.00             6,600,317.28
  Percent of ANIV                                2.00%               2.00%                  6.50%                    0.20%
  Class Allocation Percentage                  100.00%             100.00%                100.00%
  Note/Certificate Factor                        1.00                1.00                   1.00
  Note/Certificate Rate                         6.650%              6.650%                 6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                     66,000,000.00       66,000,000.00         214,558,289.00             6,600,317.28
  Percent of ANIV                                2.00%               2.00%                  6.50%                    0.20%
  Class Allocation Percentage                  100.00%             100.00%                100.00%
  Note/Certificate Factor                        1.00                1.00                   1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period           0                   0                      0

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                     66,000,000.00       66,000,000.00         214,558,289.00             6,444,900.78
  Percent of ANIV                                2.05%               2.05%                  6.68%                    0.20%
  Class Allocation Percentage                  100.00%             100.00%                100.00%
  Note/Certificate Factor                        1.00                1.00                   1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period          46                  46                     46

I hereby certify to the best of my knowledge that the report provided is true and correct

/s/ Yoichi Kohama
--------------------------------------
Yoichi Kohama, President